Exhibit 99.1
                                                                    ------------

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: June 25, 2007






                                             THIRD POINT LLC

                                             By:  Daniel S. Loeb,
                                                  Chief Executive Officer


                                             By: /s/ Justin Nadler
                                                 -------------------------------
                                                 Name:   Justin Nadler
                                                 Title:  Attorney-in-Fact




                                             THIRD POINT PARTNERS LP

                                             By:  Third Point Advisors LLC, its
                                                  general partner


                                             By:  Daniel S. Loeb,
                                                  Managing Member


                                             By: /s/ Justin Nadler
                                                 -------------------------------
                                                 Name:   Justin Nadler
                                                 Title:  Attorney-in-Fact

                                             THIRD POINT PARTNERS QUALIFIED LP

                                             By:  Third Point Advisors LLC, its
                                                  general partner


                                             By:  Daniel S. Loeb,
                                                  Managing Member


                                             By: /s/ Justin Nadler
                                                 -------------------------------
                                                 Name:   Justin Nadler
                                                 Title:  Attorney-in-Fact





                                             DANIEL S. LOEB


                                             By: /s/ Justin Nadler
                                                 -------------------------------
                                                 Name:   Justin Nadler
                                                 Title:  Attorney-in-Fact







                                             /s/ Lawrence J. Bernstein
                                             -----------------------------------
                                             Lawrence J. Bernstein








                                             /s/ Todd Q. Swanson
                                             -----------------------------------
                                             Todd Q. Swanson













            [JOINT FILING AGREEMENT FOR SCHEDULE 13D WITH RESPECT TO
                              BIOFUEL ENERGY CORP.]